EXHIBIT 10.10

SYMPHONY ACQUISITION CORP.

______________, 2008

Crescendo Advisors II, LLC
825 Third Avenue, 40th Floor
New York, New York 10022

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Symphony Acquisition Corp. (“Symphony”) and continuing until the earlier of the consummation by Symphony of a “Business Combination” or Symphony’s liquidation (in each case as described in Symphony’s IPO prospectus) (such earlier date hereinafter referred to as the “Termination Date”), Crescendo Advisors II, LLC shall make available to Symphony certain office space, utilities and secretarial support as may be required by Symphony from time to time, situated at 825 Third Avenue, 40th Floor, New York, New York 10022 (or any successor location). In exchange therefor, Symphony shall pay Crescendo Advisors II, LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

SYMPHONY ACQUISITION CORP.

By:
Name:
Title

AGREED TO AND ACCEPTED BY:

CRESCENDO ADVISORS II, LLC

By: _________________
Name:
Title: